                                                                  Exhibit 99.3




                                TABLE OF CONTENTS

                                                                                                           PAGE

Notes to unaudited pro forma combined condensed financial statements.........................................1
Pro forma combined condensed balance sheet as of December 31, 2000...........................................2
Notes to pro forma combined condensed balance sheet as of December 31, 2000..................................3
Pro forma combined condensed statement of operations for the year ended December 31, 2000....................4
Notes to pro forma combined condensed statement of operations for the year ended December 31, 2000...........5


               INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


    On January 23, 2001, Inverness Medical Technology, Inc. ("Inverness") acquired Integ Incorporated ("Integ") for an aggregate of 1,900,000 shares of common stock of Inverness in consideration for all of the outstanding capital stock, warrants and stock options of Integ, and $5,109,320 to redeem all of Integ's preferred stock. The acquisition is accounted for as a purchase. Accordingly, the operating results of Integ will be included in the Inverness' financial results from the date of acquisition. The allocation of the purchase price to the fair value of the assets acquired is based upon the tentative results of an independent appraisal of the fair value of the assets of Integ. The unaudited pro forma combined condensed financial statements combine (i) the historical consolidated balance sheets of Inverness and Integ as of December 31, 2000 and (ii) the historical statements of operations for the year ended December 31, 2000 as if the acquisition was consumated on January 1, 2000. The pro forma information is not necessarily indicative of either the results which would have actually been reported if the acquisition of Integ occurred on January 1, 2000 or results which may be reported in the future.

               INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET

                            AS OF DECEMBER 31, 2000
                                  (UNAUDITED)

                                                              HISTORICAL                             PRO FORMA
                                                    --------------------------------    ------------------------------------
                                                                                                                 COMBINED
                                                      INVERNESS           INTEG           ADJUSTMENTS            COMPANY
                                                    --------------     -------------    --------------        --------------
                      ASSETS
CURRENT ASSETS:
Cash and cash equivalents                           $ 82,271,911        $1,721,569       $ (5,109,320)  (1)    $ 78,884,160
Accounts receivable                                   30,967,763                --                               30,967,763
Inventories                                           14,968,566                --                               14,968,566
Prepaid expenses and other current assets                857,281           249,281                                1,106,562
                                                   --------------      -------------    --------------        --------------
Total current assets                                 129,065,521         1,970,850         (5,109,320)          125,927,051
PROPERTY AND EQUIPMENT, AT COST:
Leasehold improvements                                   879,743                --                                  879,743
Buildings                                              1,078,982                --                                1,078,982
Machinery and equipment                               17,109,130                --                               17,109,130
Furniture and fixtures                                   961,990         8,436,864         (4,973,237)  (2)       4,425,617
Computer equipment and software                        2,405,024                --                                2,405,024
                                                   --------------      -------------    --------------        --------------
                                                      22,434,869         8,436,864         (4,973,237)           25,898,496
Less accumulated depreciation                         (8,639,760)       (3,624,230)           362,884   (2)     (11,901,106)
                                                   --------------      -------------    --------------        --------------
PROPERTY AND EQUIPMENT, NET                           13,795,109         4,812,634         (4,610,353)           13,997,390
GOODWILL, TRADEMARKS AND OTHER INTANGIBLE ASSETS,
  NET                                                 69,330,005                --         14,401,353   (3)      83,731,358
IN-PROCESS RESEARCH AND DEVELOPMENT                           --                --         54,500,000   (4)              --
                                                                                          (54,500,000)  (4)
DEFERRED FINANCING COSTS AND OTHER ASSETS              1,112,826             4,641                                1,117,467
                                                   --------------      -------------    --------------        --------------
                                                    $213,303,461       $ 6,788,125       $  4,681,680          $224,773,266
                                                   ==============      =============    ==============        ==============
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Current portion of notes payable                    $ 35,346,087       $ 1,186,179       $                     $ 36,532,266
Accounts payable                                      20,751,341            45,433                               20,796,774
Accrued expenses and other current liabilities        17,008,364           219,721          2,574,921   (5)      19,803,006
Current portion of deferred revenue                      360,960                --                                  360,960
                                                   --------------      -------------    --------------        --------------
Total current liabilities                             73,466,752         1,451,333          2,574,921            77,493,006
                                                   --------------      -------------    --------------        --------------
LONG-TERM LIABILITIES:
Deferred revenue                                         187,508                --                                  187,508
Other long-term liabilities                              170,000                --                                  170,000
Notes payable, net of current portion                 13,720,156           248,287                               13,968,443
                                                   --------------      -------------    --------------        --------------
Total long-term liabilities                           14,077,664           248,287                 --            14,325,951
                                                   --------------      -------------    --------------        --------------
MANDATORILY REDEEMABLE PREFERRED STOCK OF A
  SUBSIDIARY                                           4,374,622                --                                4,374,622
                                                   --------------      -------------    --------------        --------------
STOCKHOLDERS' EQUITY:
Preferred stock                                               --            20,536            (20,536)  (7)              --
Common stock                                              29,882            99,754            (99,754)  (7)          31,618
                                                                                                1,736   (6)
Additional paid-in capital                           214,918,074        59,704,482        (59,704,482)  (7)     276,611,602
                                                                                           61,693,528   (6)
Less -- Treasury stock, at cost                       (3,724,900)               --                               (3,724,900)
Accumulated deficit                                  (89,939,460)      (54,671,279)        54,671,279   (7)    (144,439,460)
                                                                                          (54,500,000)  (4)
Accumulated other comprehensive income (loss)            100,827           (64,988)            64,988   (7)         100,827
                                                   --------------      -------------    --------------        --------------
Total stockholders' equity                           121,384,423         5,088,505          2,106,759           128,579,687
                                                   --------------      -------------    --------------        --------------
                                                    $213,303,461        $6,788,125       $  4,681,680          $224,773,266
                                                   ==============      =============    ==============        ==============

               INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES
              NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEET

                            AS OF DECEMBER 31, 2000
                                  (UNAUDITED)


The accompanying unaudited pro forma condensed balance sheet has been prepared by combining the historical results of Inverness and Integ as of December 31, 2000 and reflects the following pro forma adjustments:

(1) Represents the payment of $5,109,320 for the redemption of Integ's outstanding preferred stock.

(2) Reflects the write-down of Integ's fixed assets to be disposed of following the acquisition of Integ.

(3) Represents the allocation of the purchase price to patented technology and other intangible assets.

(4) Represents the allocation of the purchase price to in-process research and development and the related charge to operations for the value assigned to in-process research and development.

(5) Represents the accrual of direct acquisition costs and related stock issuance costs.

(6) Represents the issuance of 1,735,721 shares of Inverness common stock, net of stock issuance costs, in exchange for all of the outstanding Integ common stock, and the fair value of assumed outstanding options and warrants of Integ.

(7)  Represents the elimination of the Integ equity accounts.

               INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES
              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                  (UNAUDITED)

                                                              HISTORICAL                             PRO FORMA
                                                   ----------------------------------    -----------------------------------
                                                                                                                COMBINED
                                                     INVERNESS              INTEG          ADJUSTMENTS           COMPANY
                                                   --------------       -------------    ---------------      --------------

Net product sales                                   $169,867,829         $         --      $                    $169,867,829
Grants and other revenue                                 476,443                   --                                476,443
                                                   --------------       -------------    ---------------      --------------
Net revenues                                         170,344,272                   --                --          170,344,272
Cost of sales                                         99,723,395                   --                             99,723,395
                                                   --------------       -------------    ---------------      --------------
Gross profit                                          70,620,877                   --                --           70,620,877
                                                   --------------       -------------    ---------------      --------------
Operating expenses:
Research and development                              12,489,032           3,464,647           (107,118) (1)      15,846,561
Charge for in-process research and development                --                  --         54,500,000  (2)              --
                                                                                            (54,500,000) (3)
Selling, general and administrative                   38,733,682           1,599,297          1,440,135  (4)      41,773,114
                                                   --------------       -------------    ---------------      --------------
                                                      51,222,714           5,063,944          1,333,017           57,619,675
                                                   --------------       -------------    ---------------      --------------
Operating income (loss)                               19,398,163          (5,063,944)        (1,333,017)          13,001,202
Interest expense, including amortization of
  original issue discount                             (7,583,273)           (375,745)                             (7,959,018)
Interest and other income, net                         1,785,259             137,041                               1,922,300
                                                   --------------       -------------    ---------------      --------------
Income (loss) before dividends and accretion on
  mandatorily redeemable preferred stock of a
  subsidiary                                          13,600,149          (5,302,648)        (1,333,017)           6,964,484
Dividends and accretion on mandatorily
  redeemable preferred stock of a subsidiary            (430,375)                 --                                (430,375)
                                                   --------------       -------------    ---------------      --------------
Income (loss) before extraordinary loss and
  income taxes                                        13,169,774          (5,302,648)        (1,333,017)           6,534,109
Extraordinary loss on modification and early
  extinguishment of debt                              (2,361,518)                 --                              (2,361,518)
                                                   --------------       -------------    ---------------      --------------
Income (loss) before income taxes                     10,808,256          (5,302,648)        (1,333,017)           4,172,591
Provision for income taxes                               168,633                  --                                 168,633
                                                   --------------       -------------    ---------------      --------------
Net income (loss)                                   $ 10,639,623         $(5,302,648)     $  (1,333,017)        $  4,003,958
                                                   ==============       =============    ===============      ==============
Net income (loss) per common share -- basic         $       0.43  (6)    $     (0.54)                           $       0.14
                                                   ==============       =============                         ==============
Net income (loss) per common share -- diluted       $       0.37  (6)    $     (0.54)                           $       0.13
                                                   ==============       =============                         ==============
Weighted average shares - basic                       23,631,949           9,840,298         (8,104,577) (5)      25,367,670
                                                   ==============       =============    ===============      ==============
Weighted average shares - diluted                     28,328,388           9,840,298         (7,940,298) (5)      30,228,388
                                                   ==============       =============    ===============      ==============


               INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES NOTES TO PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                  (UNAUDITED)


The accompanying unaudited pro forma condensed statement of operations has been prepared by combining the historical results of Inverness and Integ for the year ended December 31, 2000 and reflects the following pro forma adjustments:

(1) Reflects reversal of depreciation related to Integ's fixed assets that are written-down as part of the acquisition by Inverness.

(2) Represents charge to operations for the fair values of certain in-process research and development projects.

(3) Represents reversal of nonrecurring charges, in accordance with Securities and Exchange Commission regulations.

(4) Reflects amortization expense on acquired intangible assets based on their estimated useful life of 10 years.

(5) Represents reduction of Integ shares to reflect the equivalent number of Inverness shares issued upon consummation of the acquisition.

(6) Historical basic and diluted net income per common share is computed as described in Inverness' Form 10-K as of and for the year ended
     December 31, 2000, as filed with the Securities and Exchange Commission on April 2, 2001.